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                                                                    Exhibit 99.1


               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                        REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

         I, Stephen R. Wright, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Pro-Fac Cooperative, Inc., and, except as corrected or supplemented in a subsequent covered report:

             o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

             o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

             o the Annual Report on Form 10-K of Pro-Fac Cooperative, Inc. for the fiscal year ended June 29, 2002;

             o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Pro-Fac Cooperative, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

             o    any amendments to any of the foregoing.


/s/ Stephen R. Wright                         Subscribed and sworn to
----------------------------------            before me this 24th day of
    Stephen R. Wright                         September, 2002.
    General Manager and Secretary             David M. Mehalick
    (Principal Executive Officer)             ----------------------------------
                                                        Notary Public
September 24, 2002

                                               My Commission Expires:  9/30/2006
                                                                       ---------


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